Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(a) or 15d-14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Ira Strassberg, Chief Financial Officer of NRx Pharmaceuticals, Inc., certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of NRx Pharmaceuticals, Inc. (the “Registrant”); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2022	/s/ Ira Strassberg
Ira Strassberg
Chief Financial Officer (Principal Financial Officer)